MONITREND MUTUAL FUND

                          Supplement to the Prospectus

                               dated May 31, 1996


             A Special Meeting of Shareholders was held on December 13, 1996, at which Meeting its shareholders voted upon the following proposals:

             1. Shareholders of the PIA Adjustable Rate Securities Fund (the "Adjustable Rate Fund") approved proposals: (i) to change the Adjustable Rate Fund's investment objective so that it will be "to provide investors with a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities"; (ii) to change the investment restrictions of the Adjustable Rate Fund to permit it to purchase and sell futures contracts on debt securities and purchase and write put and call options on debt securities and futures contracts on debt securities; and
   (iii) to approve a new investment advisory agreement with Pacific Income Advisers, Inc. The new investment advisory agreement is now in effect and the remaining items will take effect on March 31, 1997.

             2. Shareholders of the Gaming and Leisure Fund (the "Gaming Fund") approved proposals: (i) to change the Gaming Fund's investment objective and investment restrictions to require it to concentrate its investments in the group of industries constituting the biotechnology sector; (ii) to change the investment restrictions of the Gaming Fund to permit it to effect short sales; (iii) to change the investment restrictions of the Gaming Fund to permit it to purchase restricted securities; (iv) to change the investment restrictions of the Gaming Fund to permit it to purchase foreign securities and currencies; (v) to change the investment restrictions of the Gaming Fund to permit it to lend its portfolio securities; and (vi) to approve a new investment advisory agreement with Murphy Investment Management, Inc. The new investment advisory agreement is now in effect and the remaining items will take effect on March 31, 1997.

             3. Shareholders of the Growth & Income Fund were asked to vote upon proposals: (i) to change the Growth & Income Fund's investment restrictions to permit it to effect short sales; (ii) to change the investment restrictions of the Growth & Income Fund to permit it to purchase restricted securities; (iii) to change the investment restrictions of the Growth & Income Fund to permit it to purchase and write put and call options and purchase and sell futures contracts on stock indices and debt securities; (iv) to change the subclassification of the Growth & Income Fund from that of a "diversified company" to that of a "non-diversified company"; and (v) to approve a new investment advisory agreement with Murphy Investment Management, Inc. who intends to achieve the investment objective of the Growth & Income Fund by investing, under normal circumstances, at least 65% of the Growth & Income Fund's assets in convertible securities of issuers that Murphy Investment Management, Inc. believes can produce products or services that provide a benefit from advances in technology, which convertible securities may include "junk bonds". Sufficient shares were not present to vote on the proposals which affect the Growth & Income Fund and the meeting has been recessed until sufficient shares are present.

             4. Shareholders of the PIA-Monitrend Government Income Fund (the "Government Fund") approved proposals: (i) to change the investment restrictions of the Government Fund to permit it to purchase foreign securities and currencies; (ii) to approve a new investment advisory agreement with Pacific Income Advisers, Inc.; and (iii) to approve a new sub-advisory agreement between Pacific Income Advisers, Inc. and Camborne Advisors, Inc. The new investment advisory agreement and the new sub-advisory agreement are now in effect. The change in investment restrictions will take effect on March 31, 1997.

             5. Shareholders of the Gold Fund approved proposals: (i) to change the investment restrictions of the Gold Fund to permit it to purchase restricted securities; (ii) to change the investment restrictions of the Gold Fund to permit it to purchase gold, silver, platinum and palladium; and (iii) to approve a new investment advisory agreement with Orrell and Company, Inc. The new investment advisory agreement is now in effect and the remaining items will take effect on March 31, 1997.

             6. Shareholders of the Growth Fund approved a proposal to approve a new investment advisory agreement with Pacific Income Advisers, Inc. The new investment advisory agreement is now in effect.

             7. Shareholders of the Technology Fund approved a proposal to approve a new investment advisory agreement with Murphy Investment Management, Inc. The new investment advisory agreement is now in effect.

             A proxy statement dated November 21, 1996 contains additional information about the above proposals. You may obtain a copy of the proxy statement without charge by calling the Trust's Distributor, Syndicated Capital, Inc., at (800) 251-1970 or by writing the Distributor at 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

             The Board of Trustees of the Trust has terminated the Trust's agreement with Monitrend Investment Management, Inc., effective upon approval of the new investment advisory agreements referred to above, because Monitrend Investment Management, Inc. was unable to fulfill its obligation to reimburse the Trust to the extent necessary to permit the Trust to maintain the expense limitations set forth in the Prospectus. Such obligations of Monitrend Investment Management, Inc. have been assumed with respect to (i) the Gaming Fund, the Growth & Income Fund and the Technology Fund by Murphy Investment Management, Inc.; (ii) with respect to the Government Fund and Growth Fund by Pacific Income Advisers, Inc.; and (iii) with respect to the Gold Fund by Orrell and Company, Inc.

                The date of this Supplement is January 23, 1997.

   Note: Effective December 27, 1996, the name of the Trust has been changed to
                              MONTEREY MUTUAL FUND